UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2016

Date of reporting period:  February 29, 2016

Item 1. Reports to Stockholders.

Annual Report

APPLETON GROUP RISK
MANAGED GROWTH FUND

February 29, 2016

Investment Advisor

The Appleton Group, LLC
100 West Lawrence Street
Appleton, Wisconsin 54911

Phone: 1-866-993-7767
www.appletongroupfunds.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS	10

STATEMENT OF ASSETS AND LIABILITIES	11

STATEMENT OF OPERATIONS	12

STATEMENTS OF CHANGES IN NET ASSETS	13

FINANCIAL HIGHLIGHTS	14

NOTES TO FINANCIAL STATEMENTS	15

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	21

NOTICE OF PRIVACY POLICY & PRACTICES	22

ADDITIONAL INFORMATION	23

Greetings from The Appleton Group LLC, advisor to the Appleton Group Risk Managed Growth Fund (the “Fund”).

A highly unpredictable and volatile global market environment has continued over the past 6 months as a result of the end of the Federal Reserve’s Quantitative Easing program (QE).  In keeping with our pledge to work toward asset growth over time while managing investment risk along the way, the Fund has continued to utilize our flexible allocation strategy.  Over the past year, the assets of the fund have been  repositioned accordingly and as of the end of February, 2016 held approximately 75% cash and only 25% invested positions, consisting exclusively of the iShares Russell 1000 Large Cap Value ETF (Symbol IWD) and the iShares Russell 2000 Small Cap Blend ETF (Symbol IWM).  Given the extreme volatility present in the current market environment, we believe this defensive posture to be prudent.

The Fund has struggled to both remain positive and meet or exceed the benchmarks that we use as yard sticks to gauge performance.  For the 12 month period ended February 29, 2016, the Fund declined by -11.40% while the Morningstar Global Flexible Allocation Index declined by -9.13% and the S&P 500 Total Return Index declined by -6.19%.  It should be noted that these benchmarks represent hypothetical portfolios of securities, as it is impossible to invest directly in an index.  It should also be noted that both of the aforementioned indexes experienced worse intra-period declines, and that the ending performance for the period improved dramatically during the last two weeks of the period.  Due to two separate periods of rapid and significant market declines and three equally rapid and strong advances over the past six months, our discipline experienced a “whipsaw” type of period, which led to more volatility than we prefer.

This whipsaw was especially problematic in only two specific securities: the Russell 2000 Small Cap Blend ETF (IWM) and the Vanguard FTSE Emerging Market ETF (VWO).  These have tended to be two of our more volatile holdings, and together comprised approximately 23% of the Fund’s total holdings.  But the volatility experienced in each led to double-digit declines in each for the period.  We know from experience that in a normal sustained market advance, these positions have historically offered meaningful appreciation and we certainly look forward to an environment in which that is once again true.

Our flexible investment style continued to adjust portfolio holdings in response to changing market conditions, which may result in outperformance during periods of future market declines while potentially underperforming during rising market environments.  This may be especially true in short-lived but sudden and strong market moves.  But we continue to believe that our flexible strategy (especially when used as part of a diversified portfolio) can be especially helpful in navigating any sustained market advances and sustained declines.

It should also be noted that our Fund’s flexible investment strategy can result in increased turnover, especially during periods of market uncertainty such as this; however, in our opinion, transaction costs are statistically insignificant compared to the overall future benefit of potentially increased predictability.

We pledge to you our continued best efforts to navigate this current economic recovery.  Our door is always open to you, our shareholders, and we invite you to feel free to contact us at any time.

Sincerely,

Mark C. Scheffler
Senior Portfolio Manager, Founder

The opinions expressed above are those of Mark C. Scheffler, are subject to change and should not be considered investment advice.

Please refer to page 8 for complete performance information. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Because the fund is a “fund of funds”, the cost of investing in the fund will generally be higher than the cost of investing directly in the shares of the fund in which they invest. The fund will bear its share of fees and expenses of the underlying funds in addition to indirectly bearing the principal risks of those funds. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in international securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Investors should be aware of risks involved with investing REITS and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.  This Fund may experience a high portfolio turnover rate.

The S&P 500 Total Return Index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks.

The Morningstar Global Flexible Allocation Index is an asset-weighted benchmark consisting of a peer group of institutional investment managers with a flexible management style.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Appleton Group Risk Managed Growth Fund is distributed by Quasar Distributors, LLC.

APPLETON GROUP RISK MANAGED GROWTH FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015–February 29, 2016).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution and service (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Continued

APPLETON GROUP RISK MANAGED GROWTH FUND
Expense Example (Continued)
(Unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2015 -
	September 1, 2015	February 29, 2016	February 29, 2016*
Actual	$1,000.00	$ 925.70	$7.66
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.91	$8.02

*	Expenses are equal to the Funds’ annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

APPLETON GROUP RISK MANAGED GROWTH FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is to maximize total return (capital appreciation plus income). Under normal market conditions, the The Appleton Group LLC (the “Advisor”) seeks to achieve the Fund’s investment objective by allocating the Fund’s assets primarily among shares of different exchange-traded funds (“ETFs”). ETFs are open-end investment companies that generally track a securities index or basket of securities. In selecting investments for the Fund, the Advisor uses a proprietary asset allocation model, which focuses on historical patterns of market indices which the ETFs track, as well as the market as a whole. The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, or political conditions.

Portfolio Allocation
As of February 29, 2016
% of Investments

Continued

APPLETON GROUP RISK MANAGED GROWTH FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns—For Periods Ended February 29, 2016

				Since
				Inception
	1 Year	5 Year	10 Year	(May 2, 2005)
Appleton Group Risk
Managed Growth Fund	(11.40)%	(0.32)%	0.07%	0.52%
S&P 500 Index	(6.19)%	10.13%	6.44%	7.05%
Morningstar Global Flexible
Allocation AW Index	(9.81)%	2.41%	4.41%	5.59%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-993-7767.

Investment performance for the Fund reflects the waiver and recovery of previously waived expenses by the Advisor. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graph assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph below illustrates performance of a hypothetical investment made in the Fund and broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Morningstar Global Flexible Allocation AW Index is an asset-weighted benchmark consisting of a peer group of institutional investment managers with a flexible investment style.  Asset-weighted aggregate portfolios capture investment trends with a greater weight placed on funds with substantial assets. This weighting method highlights the investment decisions of the money managers of the largest portfolios in a peer group.

One cannot invest directly in an index.

Continued

APPLETON GROUP RISK MANAGED GROWTH FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*	Inception Date

APPLETON GROUP RISK MANAGED GROWTH FUND

Schedule of Investments

February 29, 2016
Ticker Symbol: AGPLX

	Shares	Value
EXCHANGE TRADED FUNDS 25.28%
iShares Russell 1000 Value ETF	38,575	$3,577,831
iShares Russell 2000 ETF	37,649	3,868,435
TOTAL EXCHANGE TRADED FUNDS (Cost $7,447,012)		7,446,266

Total Investments (Cost $7,447,012) 25.28%		7,446,266
Other Assets in Excess of Liabilities 74.72%		22,006,737
TOTAL NET ASSETS 100.00%		$29,453,003

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

APPLETON GROUP RISK MANAGED GROWTH FUND

Statement of Assets and Liabilities

February 29, 2016

Assets
Investments, at value (cost $7,447,012)	$7,446,266
Cash	25,959,757
Other assets	2,806
Total Assets	33,408,829

Liabilities
Payable for Fund shares redeemed	4,000
Payable for investment securities purchased	3,880,591
Payable to Advisor	17,832
Payable to affiliates	19,872
Accrued distribution fees	12,309
Accrued expenses and other liabilities	21,222
Total Liabilities	3,955,826
Net Assets	$29,453,003

Net Assets Consist Of:
Paid-in capital	$32,146,938
Undistributed net investment loss	(34,399)
Accumulated net realized loss	(2,658,790)
Net unrealized depreciation on investments	(746)
Net Assets	$29,453,003

Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	3,231,769
Net asset value, redemption price and offering price per share	$9.11

The accompanying notes are an integral part of these financial statements.

APPLETON GROUP RISK MANAGED GROWTH FUND

Statement of Operations

For the Year Ended February 29, 2016

Investment Income
Dividend income	$548,629
Total Investment Income	548,629

Expenses
Advisory fees	334,276
Distribution fees	83,569
Administration fees	48,508
Fund accounting fees	28,765
Transfer agent fees and expenses	28,630
Federal and state registration fees	20,276
Legal fees	16,670
Audit and tax fees	15,648
Chief Compliance Officer fees	8,031
Custody fees	6,697
Reports to shareholders	6,233
Trustees’ fees	5,787
Other expenses	6,109
Total Expenses	609,199
Less waivers and reimbursement by Advisor	(74,357)
Net Expenses	534,842

Net Investment Income	13,787

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(1,337,108)
Change in net unrealized appreciation (depreciation) on investments	(2,496,954)
Net Realized and Unrealized Loss on Investments	(3,834,062)
Net Decrease in Net Assets from Operations	$(3,820,275)

The accompanying notes are an integral part of these financial statements.

APPLETON GROUP RISK MANAGED GROWTH FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
From Operation
Net investment income	$13,787	$138,189
Net realized gain (loss) on investments	(1,337,108)	3,707,320
Change in net unrealized
depreciation on investments	(2,496,954)	(2,602,682)
Net increase (decrease) in
net assets from operations	(3,820,275)	1,242,827

From Distributions
Net investment income	—	(156,393)
Net realized gain	(1,259,278)	—
Net decrease in net assets
resulting from distributions paid	(1,259,278)	(156,393)

From Capital Share Transactions
Proceeds from shares sold	2,585,445	2,465,686
Net asset value of shares issued in
reinvestment of distributions to shareholders	1,258,175	156,252
Payments for shares redeemed	(5,173,822)	(5,232,147)
Net decrease in net assets
from capital share transactions	(1,330,202)	(2,610,209)
Total decrease in net assets	(6,409,755)	(1,523,775)

Net Assets
Beginning of period	35,862,758	37,386,533
End of period	$29,453,003	$35,862,758

Undistributed Net Investment Loss	$(34,399)	$(48,186)

The accompanying notes are an integral part of these financial statements.

APPLETON GROUP RISK MANAGED GROWTH FUND

Financial Highlights

	Year Ended
	Feb. 29,	Feb. 28,	Feb. 28,	Feb. 28,	Feb. 29,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.71	$10.38	$9.19	$9.04	$9.78

Income (loss) from investment operations:
Net investment income (loss)	0.00 (1)	0.04	0.00 (1)	0.07	(0.01)
Net realized and unrealized
gain/(loss) on investments	(1.20)	0.34	1.19	0.15	(0.72)
Total from investment operations	(1.20)	0.38	1.19	0.22	(0.73)

Less distributions paid:
From net investment income	—	(0.05)	—	(0.07)	(0.01)
From net realized gains	(0.40)	—	—	—	—
Total distributions paid	(0.40)	(0.05)	—	(0.07)	(0.01)
Net Asset Value, End of Year	$9.11	$10.71	$10.38	$9.19	$9.04
Total Return	(11.40%)	3.64%	12.95%	2.45%	(7.39%)

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$29,453	$35,863	$37,387	$36,864	$41,964
Ratio of expenses to average net assets:
Before waivers, reimbursements
and recoupments of expenses(2)	1.82%	1.76%	1.80%	1.83%	1.75%
After waivers, reimbursements
and recoupments of expenses(2)	1.60%	1.60%	1.73%	1.83%	1.75%
Ratio of net investment income (loss)
to average net assets:
Before waivers, reimbursements
and recoupments of expenses	(0.18%)	0.22%	(0.03%)	0.74%	(0.09%)
After waivers, reimbursements
and recoupments of expenses	0.04%	0.38%	0.04%	0.74%	(0.09%)
Portfolio turnover rate	311.14%	176.77%	190.86%	224.08%	386.54%
________
(1)	Less than 0.5 cent per share.
(2)	Does not include expenses of ETFs in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

APPLETON GROUP RISK MANAGED GROWTH FUND
Notes to Financial Statements
February 29, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Appleton Group Risk Managed Growth Fund (the “Fund”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the Fund is to maximize total return (capital appreciation plus income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day, or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national and foreign securities exchanges and over-the-counter markets as published by an approved pricing services (a “Pricing Service”).

Redeemable securities issued by open-end, registered investment companies, such as money market funds, are valued at the NAVs of such companies for purchase and/ or redemption orders placed that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

APPLETON GROUP RISK MANAGED GROWTH FUND
Notes to Financial Statements (Continued)
February 29, 2016

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 29, 2016:

	Level 1	Level 2	Level 3	Total
Equity
Exchange-Traded Funds	$7,446,266	$—	$—	$7,446,266
Total Equity	7,446,266	—	—	7,446,266
Total Investments
in Securities	$7,446,266	$—	$—	$7,446,266

During the year ended February 29, 2016, no securities were transferred into or out of Level 1 or 2. The Fund held no Level 3 securities throughout the period.

The Fund did not hold financial derivative instruments during the periods presented.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

APPLETON GROUP RISK MANAGED GROWTH FUND
Notes to Financial Statements (Continued)
February 29, 2016

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

APPLETON GROUP RISK MANAGED GROWTH FUND
Notes to Financial Statements (Continued)
February 29, 2016

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 28, 2015 and February 29, 2016 were as follows:

	Ordinary	Long-term
	Income	Capital Gain
February 28, 2015	$156,393	$—
February 29, 2016	$60,891	$1,198,387

As of February 29, 2016, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$7,521,384
Gross tax unrealized appreciation	—
Gross tax unrealized depreciation	(75,118)
Net unrealized depreciation	(75,118)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(2,618,817)
Total accumulated loss	$(2,693,935)

The difference between book and tax basis cost of investments is attributable primarily to the tax deferral of losses on wash sales.

At February 29, 2016, the Fund deferred, on a tax basis, a post-October capital losses of $2,584,418 and late-year ordinary loss of $34,399, which will be recognized in the following year.

The Fund intends to utilize provisions of the federal income tax laws that allow it to carry a pre-fiscal 2012 capital loss forward for eight years and a post-fiscal 2011 capital loss forward indefinitely following the year of loss and offset such losses against any future realized capital gains.  The Fund utilized $1,640 of short-term capital losses in the fiscal year 2016.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of February 29, 2016. Also, the Fund recognized no interest and penalties related to uncertain tax benefits in fiscal year 2016. At February 29, 2016, the fiscal years 2013 through 2016 remain open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Advisor

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

APPLETON GROUP RISK MANAGED GROWTH FUND
Notes to Financial Statements (Continued)
February 29, 2016

The Advisor has contractually agreed to waive its management fees and/or reimburse the Fund’s other expenses at least through June 28, 2017 to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of dividends on short positions, brokerage and commission expenses, interest and tax expenses, distribution fees and extraordinary, non-recurring expenses and acquired fund fees and expenses) do not exceed 1.60% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The following table shows the remaining waived expenses subject to potential recovery expiring:

February 28, 2017	$25,397
February 28, 2018	$59,419
February 28, 2019	$74,357

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to Fund shareholders and distribution of Fund shares. During the year ended February 29, 2016, the Fund incurred expenses of $83,569 pursuant to the 12b-1 Plan.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  The following table details the fees earned for each service during the year ended February 29, 2016, as well as the fees owed as of February 29, 2016.

	Fees Earned	Fees Owed as of
	During Fiscal Year	February 29, 2016
Administration	$48,508	$8,164
Accounting	28,765	4,587
Custody	6,697	1,199
Transfer agent	28,630	4,564

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

APPLETON GROUP RISK MANAGED GROWTH FUND
Notes to Financial Statements (Continued)
February 29, 2016

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and U.S. Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended February 29, 2016, the Fund was allocated $8,031 of the Trust’s Chief Compliance Officer fee.  At February 29, 2016, the Fund owed fees of $1,358 to USBFS for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	February 29, 2016	February 28, 2015
Shares sold	257,978	234,096
Shares redeemed	(507,031)	(502,316)
Shares issued to holders in
reinvestment of distribution	130,923	14,853
Net decrease	(118,130)	(253,367)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended February 29, 2016, were $67,878,268 and $91,674,247 respectively. The Fund did not have any purchases or sales of long-term U.S. Government securities.

(9)	Subsequent Events

On April 19, 2016 the Board of Trustees of the Trust determined that it is in the best interests of the Fund and its shareholders to close and liquidate the Fund pursuant to a Plan of Liquidation (the “Plan”). Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund was closed to new purchases effective as of the close of business on April 22, 2016.  The liquidation is expected to be completed on or about June 27, 2016 (the “Liquidation Date”).  On the Liquidation Date, all shareholders will have their accounts liquidated and the proceeds will be delivered to them.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Appleton Group Risk Managed Growth Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Appleton Group Risk Managed Growth Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of February 29, 2016, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 29, 2016, the results of its operations, and the changes in its net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9 to the financial statements, on April 19, 2016, the Board of Trustees determined to close and liquidate the Fund.

Milwaukee, Wisconsin
April 26, 2016

APPLETON GROUP RISK MANAGED GROWTH FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

APPLETON GROUP RISK MANAGED GROWTH FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 0.00% of its ordinary income distribution for the year ended February 29, 2016, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 29, 2016, 0.00% of the dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees and Officers

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust and the Trust’s Officers are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-993-7767.

Independent Trustees and Officers

Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	37	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette		(an open-end
			University		investment
			(2004-present).		company with
five portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	37	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986-present).		(an open-end
investment
company with
five portfolios).

APPLETON GROUP RISK MANAGED GROWTH FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired. (2011-	37	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramuis
Age: 72		2009	Administrative		IDF fund
			Officer (“CAO”) and		complex (two
			Chief Compliance		closed-end
			Officer (“CCO”),		investment
			Granite Capital		companies);
			International Group,		Independent
			L.P. (an investment		Trustee, Gottex
			management firm)		Trust (an open-
			(1994-2011).		end investment
company with
one portfolio).
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010-2015);
Independent
Trustee, Gottex
Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010-2015).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	37	Trustee, Buffalo
615 E. Michigan St.	and Trustee	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202		August 22,	Bancorp Fund		end investment
Age: 53		2001	Services, LLC		company with
			(1994-present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
five portfolios).

APPLETON GROUP RISK MANAGED GROWTH FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 58	Executive	2013	(2004-present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC
Age: 42	and	2013	(2002-present).
Principal
Financial and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.		Term; Since	President, U.S.
Milwaukee, WI 53202		May 29,	Bancorp Fund
Age: 34		2015	Services, LLC
(April 2012-present);
Research Associate,
Vista360, LLC (May
2010-April 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term;	President,
Milwaukee, WI 53202	Officer, Vice	Since	U.S. Bancorp Fund
Age: 55	President	July 1,	Services, LLC
	and	2014	(January 2014-
	Anti-Money		present); CCO
	Laundering		(2003-2013) and
	Officer		Senior Vice
President, Ariel
Investments, LLC
(2010-2013); Vice
President, Ariel
Investments, LLC
(2003-2010).

APPLETON GROUP RISK MANAGED GROWTH FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 33		2011	Services, LLC
(2008-present).

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010-present).

Kelly A. Burns	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 28		2015	(2011-present);
Student, Illinois
State University
(2006-2011).

Melissa Aguinaga	Assistant	Indefinite	Officer, U.S.	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Bancorp Fund
Milwaukee, WI 53202	July 1,	Services, LLC
Age: 28	2015	(2010-present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-993-7767. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record during the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Fund toll free at 1-866-993-7767 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-993-7767 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

APPLETON GROUP RISK MANAGED GROWTH FUND

Investment Advisor	The Appleton Group, LLC
100 West Lawrence Street
Appleton, Wisconsin 54911

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 7, 2009.
Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2016	FYE 2/28/2015
Audit Fees	$12,200	$11,850
Audit-Related Fees	0	0
Tax Fees	$2,470	$2,400
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2016	FYE 2/28/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2016	FYE 2/28/2015
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 7, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  4/28/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date  4/28/2016

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  4/28/2016

* Print the name and title of each signing officer under his or her signature.